THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

                           CONVERTIBLE PROMISSORY NOTE

$50,000                                                         October 29, 2004

         For value received, the undersigned, RAMP CORPORATION, , a Delaware corporation (the "Maker"), promises to pay to OAKWOOD FINANCIAL SERVICES, LLC, a Delaware limited liability corporation (the "Holder"), at the office of the Holder at 239 Bloomfield Avenue, Bloomfield, New Jersey 07003, or at such other place as the Holder may designate, the aggregate principal amount of Fifty Thousand Dollars ($50,000) (the "Principal Amount"), together with interest on such Principal Amount, computed quarterly on the basis of a 365 day year, at the rate of ten percent (10%) per annum. The entire outstanding and unpaid Principal Amount and accrued and unpaid interest under this Convertible Promissory Note (this "Note") may, at the option of the Holder, be converted into shares of the Maker's common stock, par value $.001 per share ("Common Stock") in accordance with Section 2 and Section 3 below.

         1. Interest. Interest on the principal amount outstanding at any time under this Note shall accrue and be paid quarterly, in arrears, computed on the basis of a 365 day year, at the rate of ten percent (10%) per annum. Accrual of interest shall commence on the date hereof and continue until payment in full of the unpaid principal and accrued and unpaid interest on this Note on or before the Maturity Date (as defined in Section 2 hereof). Upon the occurrence of an Event of Default (as defined in Section 7 hereof), then to the extent permitted by law, the Maker will pay interest to the Holder on the outstanding principal amount of the Note on a monthly basis, from the date of the Event of Default until payment in full, at the rate of eighteen percent (18%) per annum.

         2. Maturity Date and Payment.
            -------------------------

         (a) Subject to the rights of the Holder to convert the Note into shares of Common Stock as set forth in this Section and Section 3 hereof, the outstanding principal amount of this Note, plus all accrued and unpaid interest, shall be due and payable by Maker in cash on the Maturity Date. For purposes of this Agreement, the term "Maturity Date" shall mean the earliest to occur of any of the following events:

         (i) January 25, 2005;

         (ii) immediately upon the occurrence of a Change in Control (as defined below); and

         (iii) the date on which this Note becomes immediately due and payable pursuant to Section 8 hereof.

         (b) The Maker may prepay all or a portion of the outstanding principal amount of this Note, at any time and from time to time, prior to the Maturity Date without premium or penalty; provided, however, that the Maker's right to make any such prepayment shall be subject to the Holder's right of conversion pursuant to Section 3 hereof. Each prepayment shall be applied first to the payment of all interest accrued hereunder on the date of any prepayment, and the balance of any such prepayment shall be applied to the principal amount hereof.

         (c) Change in Control. As used herein the term "Change in Control" shall be deemed to have occurred if: (a) any "person" or "group" (as such terms are used in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Act")), becomes a "beneficial owner" (as such term is used in Rule 13d-3 promulgated under the Act), after the date hereof, directly or indirectly, of securities of the Maker representing more than 50% of the combined voting power of the Maker's then outstanding securities; (b) a change in "control" of the Maker (as the term "control" is defined in Rule 12b-2 or any successor rule promulgated under the Act) shall have occurred; (c) the Maker shall consummate the sale or disposition of all or substantially all of the Maker's assets; or (d) the Maker shall consummate a merger, consolidation, recapitalization or other similar transaction, other than a merger or consolidation which would result in the combined voting power of the Maker's voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) 50% or more of the combined voting power of the voting securities of the Maker or such surviving entity outstanding immediately after such merger or consolidation. For purposes hereof any securities of Maker acquired by a person in connection with the Financing (as that term is defined in the Master Agreement) will not constitute a Change of Control.

         3. Conversion Rights.
            -----------------

         (a) So long as this Note is outstanding, the Maker shall provide at least five (5) business days prior written notice, or in the case of Section 3(a), as soon as practicable, to the Holder in writing of: (i) January 25, 2005;
(ii) a Change of Control; or (iii) a prepayment under Section 2(b) hereof (any of the events (i) through (iii) above, a "Conversion Event"). After receipt of a notice of a Conversion Event, at the Holder's option, the Holder may elect to convert the unpaid principal amount of this Note, together with all accrued and unpaid interest thereon through the date of such conversion, in whole or in part, into shares of Common Stock at the Conversion Price (as defined below). For purposes of this Note, the "Conversion Price" shall be $.02 cents per share. If the Maker shall at any time or from time to time after the date hereof, effect a stock split of the outstanding Common Stock, the applicable Conversion Price in effect immediately prior to the stock split shall be proportionately decreased. If the Company shall at any time or from time to time after the date hereof, combine the outstanding shares of Common Stock, including in connection with a reverse stock split, the applicable Conversion Price in effect immediately prior to the combination shall be proportionately increased. Any adjustments under this Section 3(a) shall be effective at the close of business on the date the stock split or combination occurs.

         (b) In order for the Holder to exercise the conversion rights above, the Holder shall, within five (5) business days after receipt of such notice of a Conversion Event from Maker, surrender this Note to Maker at Maker's principal office address, 33 Maiden Lane, New York, New York 10038 (or such other address as Maker shall have specified in its written notice to the Holder), accompanied by a written notice (the "Conversion Notice") to Maker stating that the Holder elects to convert this Note. As soon as practicable after receipt of any such Conversion Notice, and in any event within ten (10) business days thereafter, Maker will cause to be issued in the name of and delivered to the Holder a certificate or certificates, dated the date of the Conversion Notice, for the number of fully paid and nonassessable whole shares of Common Stock to which the Holder shall be entitled on such conversion, plus cash equal to the amount of any fractional shares (determined based on the per share price of the shares of Common Stock). The Holder shall also execute such other agreements and documents as Maker may reasonably require in connection with the conversion of all or any portion of this Note into shares of Common Stock of Maker. If within such five
(5) business days the Holder fails to surrender this Note for conversion, and if the principal amount, plus accrued interest is paid by the Maker in full on or before the Maturity Date, the right to convert this Note, in whole or in part, into such shares of Common Stock will terminate. Upon the conversion of this Note by the Holder, the Holder shall be entitled to the same rights and privileges (including, without limitation, registration rights) as the Maker grants to the holders of its Common Stock.

         4. Charges, Taxes and Expenses. Issuance of a certificate for shares of Common Stock upon the conversion of this Note shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by Maker, and such certificate shall be issued in the name of the Holder.

         5. No Rights as Stockholder; Registration Rights of Holder. This Note does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Maker prior to the conversion hereof. The Maker covenants and agrees to register the shares of Common Stock issuable upon conversion of the Note on a registration statement on Form S-3 (or other appropriate form) to be filed with the Securities and Exchange Commission on or before December 31, 2004, and use its best efforts to cause such registration statement to be declared effective as soon as practicable thereafter.

         6. "Accredited Investor" Representations. The Holder understands that the shares of Common Stock to be issued upon conversion of this Note will be subject to restrictions upon its resale imposed by the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws. As of the date of conversion, the Holder shall make the following representations and warranties to the Maker:

         (a) The Holder is an "accredited investor" as defined under Rule 501 of Regulation D promulgated under the Securities Act;

         (b) Upon conversion of the Note, the Holder (i) is and will be acquiring the securities for the Holder's own account, and not with a view to any resale or distribution of the securities in whole or in part, in violation of the Securities Act or any applicable securities laws and (ii) has not offered to sell any of the securities and has no present intention or agreement to divide any of the securities with others for purposes of selling, offering, distributing or otherwise disposing of any of the securities;

         (c) The securities when issued, are intended to be exempt from registration under the Securities Act, by virtue of Section 4(2). The Holder understands that the securities to be issued upon conversion will not be, and may never be, registered under the Securities Act; that none of the securities can be sold, transferred, assigned, pledged or subjected to any lien or security interest unless they are first registered under the Securities Act and such state and other securities laws as may be applicable or in the opinion of counsel for the Maker an exemption from registration under the Securities Act is available (and then the securities may be sold, transferred, assigned, pledged or subjected to a lien or security interest only in compliance with such exemption and all applicable state and other securities laws).

         7. Events of Default. The occurrence at any time of any one or more of the following events shall constitute an "Event of Default" under this Note: (a) the Maker's failure to pay any principal, interest or other amount if and when due under this Note and such breach shall continue uncured for ten (10) business days after notice from the Holder of such breach; (b) failure of the Maker to perform its agreements and obligations, or a breach of any of the Maker's representations and warranties or other obligations under this Note; (c) a breach of any of the Maker's covenants under this Note and such breach shall continue uncured for a period of twenty (20) business days after notice from Holder of such breach; (d) the dissolution, liquidation or termination of legal existence of the Maker; (e) the appointment of a receiver, trustee or similar judicial officer or agent to take charge of or liquidate any property of assets of the Maker, or action by any court to take jurisdiction of all or substantially all of the property or assets of the Maker; and (f) the commencement of any proceeding under any provision of the Bankruptcy Code of the United States, as now in existence or hereafter amended, or of any other proceeding under any federal or state law, now existing or hereafter in effect, relating to bankruptcy, reorganization, insolvency, liquidation or otherwise, for the relief of debtors or readjustment of indebtedness, by or against the Maker.

         8. Remedies. Upon the occurrence of an Event of Default, subject to any notice and cure periods as provided herein, the Holder shall have the immediate right, at its sole discretion, and without further notice, demand, presentment, notice of nonpayment or nonperformance, protest, notice of protest, notice of intent to accelerate, notice of acceleration or any other notice, all of which are hereby irrevocably and unconditionally waived by the Maker to declare the entire unpaid principal balance, and all accrued but unpaid interest and costs at once immediately due and payable (and upon such declaration, the same shall be at once immediately due and payable) and may be collected forthwith, whether or not there has been a prior demand for payment and regardless of the stipulated Maturity Date.

         9. Maximum Interest Rate. It is the intention of the Holder that the interest on the Note that may be charged to, collected from or received from the Maker shall not exceed the maximum rate permissible under applicable law. Accordingly, anything in this Note to the contrary notwithstanding, in the event any interest is charged to, collected from or received from the Maker by the Holder pursuant hereto or thereto in excess of such maximum lawful rate, then the excess of such payment over that maximum shall be applied to the reduction of the outstanding principal balance of the Note (without any prepayment premium or penalty), and any portion of such excess payment remaining after payment and satisfaction in full of the Note shall be returned by the Holder to the Maker.


         10. Miscellaneous.

         (a) Governing Law; Jurisdiction. This Note shall be governed by and construed and interpreted in accordance with, the laws of the State of New York without regard to its principles of conflicts of laws or choice of laws. The Maker and the Holder unconditionally and irrevocably consent to the jurisdiction of the federal and state courts located in the State of New York, County of New York with respect to any suit, action or proceeding arising out of or relating to this Note, and, by execution and delivery of this Note, the Maker and the Holder hereby accept for respectively for themselves, and in respect of their property, generally and unconditionally the personal jurisdiction of the aforesaid courts. The Maker and the Holder hereby unconditionally and irrevocably waive any objection including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which they may now or hereafter have to the bringing of any such action or proceeding in such courts. The Maker and the Holder hereby irrevocably consent to the service of process on an agent of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid. Nothing herein shall affect the right of the Maker or the Holder to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against the other party in any other jurisdiction.

         THE MAKER AND THE HOLDER HEREBY WAIVE ANY AND ALL RIGHTS THAT IT MAY NOW OR HEREAFTER HAVE UNDER THE LAWS OF THE UNITED STATES OF AMERICA, ANY STATE OR TERRITORY, TO A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING EITHER DIRECTLY OR INDIRECTLY IN ANY ACTION OR PROCEEDING BETWEEN THE MAKER AND THE HOLDER OR THEIR SUCCESSORS AND PERMITTED ASSIGNS, OUT OF OR IN ANY WAY CONNECTED WITH THIS NOTE.

         (b) Waiver of Presentment and Notice. Subject to the terms and conditions of this Note, the Maker hereby waives presentment for payment, demand, notice of non-payment, nonperformance or dishonor, protest, notice of protest, notice of intent to accelerate, and notice of acceleration of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the terms of this Note and the Maker hereby agrees that its liability under this Note shall be irrevocable and unconditional and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the Holder. The Maker hereby consents to any and all extensions of time, renewals, waivers or modifications that may be granted by the Holder in writing with respect to the payment or other provisions of this Note. Failure by the Holder to insist upon the strict performance by the Maker of any terms and provisions herein shall not be deemed to be a waiver of any terms and provisions herein, and the Holder shall retain the right thereafter to insist upon strict performance by the Maker of any and all terms and provisions of this Note or any document securing the repayment of this Note.

         (c) Replacement. Upon receipt of a duly executed, notarized and unsecured written statement from the Holder with respect to the loss, theft or destruction of this Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Maker shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

         (d) Enforcement Expenses. The Maker agrees to pay all out-of-pocket costs and expenses incurred by the Holder in connection with the enforcement of this Note, including, without limitation, all reasonable attorneys' fees and expenses.

         (e) Assignment. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part by the Maker to any person or entity, except with the consent of the Holder.

         (f) Notices. All notices and other communications required or permitted to be given pursuant to this Note shall be in writing signed by the sender, and shall be deemed duly given (i) on the date delivered if personally delivered,
(ii) on the date sent by telecopier with automatic confirmation by the transmitting machine, (iii) on the business day after being sent by Federal Express or another recognized overnight mail service for next day or next business day delivery, or (iv) five business days after mailing, if mailed by United States postage-prepaid certified or registered mail, return receipt requested, in each case addressed to the Maker or the Holder at the following respective addresses:

               if to the Maker to:     Ramp Corporation
                                       33 Maiden Lane
                                       New York, New York  10038
                                       Attention:  Mr. Andrew Brown
                                       Facsimile:   (509) 757-4801
               with a copy to:         Jenkens & Gilchrist Parker Chapin LLP
                                       The Chrysler Building
                                       405 Lexington Avenue
                                       New York, New York  10174
                                       Facsimile:   (212) 704-6288
                                       Attention:  Martin Eric Weisberg, Esq.

               if to the Holder to:    Oakwood Financial Services LLC
                                       239 Bloomfield Avenue
                                       Bloomfield, New Jersey  07003
                                       Attention:  Mr. James Blake
                                       Facsimile:   (973) 743-3527

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this paragraph.

         (g) Severability. If any provision of this Note is found by a court of competent jurisdiction to be invalid or unenforceable as written, then the parties intend and desire that such provision be enforceable to the full extent permitted by law, and that the invalidity or unenforceability of such provision shall not affect the validity or enforceability of the remainder of this Note.

         (h) Headings. Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

                                         RAMP CORPORATION



                                         By:
                                            ------------------------------------
                                              Name:
                                              Title: